Green Brick Partners Inc. 8-K

Exhibit 99.1

Green Brick Partners expands into Colorado

PLANO, Texas, August 15, 2017 — Green Brick Partners, Inc. (Nasdaq: GRBK) (“Green Brick”) today announced that Challenger Homes, one of Colorado’s leading private homebuilders, has become Green Brick’s sixth builder partner (the “Transaction”). Headquartered in Colorado Springs, Challenger Homes constructs townhouses, single family homes and luxury patio homes. Challenger is projected to deliver more than 400 homes in 2017, generating roughly $125 million in annual revenue.

Green Brick issued 1,497,000 new shares and, through a wholly owned subsidiary, acquired a 49.9% ownership of Challenger Homes through an investment in a newly formed entity, GB Challenger, LLC (“GBCH”). Green Brick may also have the opportunity to acquire an additional 20.1% of the Challenger Homes’ interest in GBCH or, in certain circumstances, all of Challenger Homes’ interest in GBCH on or after the third anniversary of the Transaction.

With this strategic investment in Challenger Homes, Green Brick has expanded into Colorado Springs and the Pikes Peak Region. In January, Forbes declared the region one of the “10 Hottest Real Estate Markets to Watch” this year. One month later, Colorado Springs nabbed the No. 2 spot in U.S. News and World Report’s ranking of the “Most Desirable Places to Live” in 2017.

In addition to securing a foothold into one of the hottest real estate markets in the country, Green Brick’s acquisition of this interest in Challenger Homes is a great complement to the company’s five other builder partners. Tony McGill, Head of Investment Banking at Zelman & Associates, who advised Challenger Homes on the transaction, said, “Challenger Homes primarily focuses on the entry-level and move-down homebuyer market so this new investment nicely diversifies Green Brick’s product and geographic offering while positioning the company for faster growth.”

Jim Brickman, Green Brick’s CEO, added, “Challenger has a superior culture, an exceptional management team and a great lot position to fuel growth in 2018 and beyond. We are excited about entering into this partnership with Challenger Homes and gaining a presence in the dynamic Colorado Springs market. Our future plans include expanding Challenger Homes’ production efficiencies, operating skills and lower price point homebuilding model into other markets. This transaction should be immediately accretive to earnings per share.”

Brian Bahr, founder of Challenger Homes, said, “Green Brick is an award winning publicly owned homebuilding and development company, so becoming their builder partner is very exciting. Unlike many public builders that only care about the numbers, Green Brick is committed to helping Challenger Homes maintain our great culture, retain our employees and fulfill our mission of “Making Life Better One Home at a Time”. With Green Brick’s strong financial resources and Challenger Homes’ deep local relationships, the new partnership accelerates Challenger Homes’ vision for growth. ”

Since 2008, Green Brick has earned a reputation for building neighborhoods with timeless, classic architecture interwoven with the latest technological advancements. Challenger Homes owns more than 1,800 home sites and controls more than 4,000 lots so this new venture further expands Green Brick’s already well-respected land development capabilities.

About Green Brick Partners:

Green Brick Partners, Inc. (Nasdaq: GRBK) is a uniquely structured company that combines residential land development and homebuilding. The Company acquires and develops land, provides land and construction financing to its controlled builders and participates in the profits of its controlled builders. Green Brick owns a controlling interest in four homebuilding companies in Dallas, Texas (CB JENI Homes DFW LLC, Normandy Homes (a division of CB JENI), Southgate Homes DFW LLC, and Centre Living Homes, LLC), as well as a leading homebuilder in Atlanta, Georgia (The Providence Group of Georgia, L.L.C.). With the investment announced today, Green Brick now also owns a non-controlling interest in Challenger Homes in Colorado Springs, Colorado. The Company is engaged in all aspects of the homebuilding process, including land acquisition and the development, entitlements, design, construction, marketing and sales and the creation of brand images at its residential neighborhoods and master planned communities. For more information about Green Brick Partners, Inc.’s homebuilding partners go to www.greenbrickpartners.com/building-partners.html.

Forward-Looking Statements

Any statements in this press release about Green Brick’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance that are not historical facts are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “outlook,” “strategy,” “positioned,” “intends,” “plans,” “believes,” “projects,” “estimates” and similar expressions, as well as statements in the future tense. These statements are based on assumptions that Green Brick has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: general economic conditions, seasonality, cyclicality and competition in the homebuilding industry; demand for real estate investments in the geographic markets in which we operate; our ability to successfully manage and integrate acquisitions; significant inflation or deflation; labor and raw material shortages; the failure to recruit, retain and develop highly skilled and competent employees; an inability to acquire land suitable for residential homebuilding at reasonable prices; an inability to develop and sell communities successfully or within expected timeframes; risks related to regulatory approvals and government regulation; the interpretation of or changes to tax, labor and environmental laws and regulations; volatility of mortgage interest rates; the unavailability of mortgage financing; the occurrence of severe weather or natural disasters; risks related to future growth through strategic investments, joint ventures, partnerships and/or acquisitions; the inability to obtain suitable bonding for the development of housing projects; difficulty in obtaining sufficient capital; the occurrence of a major health and safety incident; poor relations with the residents of our communities; information technology failures and data security breaches; product liability claims, litigation and warranty claims; our debt and related service obligations; required accounting changes; an inability to maintain effective internal control over financial reporting; and other risks and uncertainties inherent in our business. Additional factors that could cause actual results to differ from those anticipated are discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual and quarterly reports filed with the Securities and Exchange Commission. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by Green Brick, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this press release, and Green Brick undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.